EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                    AS ADOPTED PURSUANT TO SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Marwich II, Ltd. (the "Company") on Form 10-QSB/A, Amendment No. 1, for the period ending April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Morris, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/ Timothy Morris
     ---------------------------------------------
         Timothy Morris
         Chief Executive Officer


August 22, 2006